Prospectus Supplement
John Hancock Bond Trust
John Hancock Short Duration Bond Fund (the fund)
Supplement dated October 30, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective December 31, 2027 (the Effective Date), Howard C. Greene, CFA will no longer serve as a portfolio manager of the fund. As of the Effective Date, Jeffrey N. Given, CFA, Spencer Godfrey, CFA, Connor Minnaar, CFA, and Pranay Sonalkar, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund's portfolio. Accordingly, as of the Effective Date, all references to Mr. Greene will be removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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